UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2008

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	0-8176 (Commission File Number)	95-1840947 (I.R.S. Employer Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA	90017-3782
(Address of principal executive offices)	(Zip Code)

(213) 929-1800
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)
On October 17, 2008 the Compensation and Organization Committee of SouthWest Water Company’s board of directors made restricted stock awards to Mark Swatek, Chairman and CEO and David Stanton, COO in order to incentivize the retention of those two executives.  103,306 shares were awarded to Swatek and 77,479 shares were awarded to Stanton based on the stock’s closing price of $9.68 on the Nasdaq Exchange on the award date.  One hundred percent of the restricted stock awards will vest on the third anniversary of the award date.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SOUTHWEST WATER COMPANY (Registrant)
By:	/s/ William K. Dix Name: William K. Dix Title: Vice President, General Counsel and Secretary

Date: October 21, 2008

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